SUPPLEMENT DATED APRIL 26, 2013
TO

PROSPECTUS DATED APRIL 30, 2010
FOR KEYPORT ADVISOR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

1)	Pursuant to shareholder approval, after the close of business on April 26, 2013, Columbia Variable Portfolio – Money Market Fund merged into Columbia Variable Portfolio – Cash Management Fund.

2)	Effective May 1, 2013, Columbia Variable Portfolio – Short Duration U.S. Government Fund is renamed Columbia Variable Portfolio – U.S. Government Mortgage Fund.

3)
The ultimate corporate parent of Sun Life (U.S.) is Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial has announced the execution of a definitive agreement to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”). The Purchaser is a limited liability company organized under the laws of the State of Delaware. The Proposed Transaction will include the transfer of all of the issued and outstanding shares of Sun Life (U.S.) to the Purchaser. The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions. Although completion of the Proposed Transaction will result in a change in control of Sun Life (U.S.), the terms and conditions of your Contract with Sun Life (U.S.) will not change and you will not need to take any action.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Keyport Advisor (US) 2013